

<ARTICLE>                     5
<LEGEND>
This  exhibit   contains  smmary  financial   information   extracted  from  the
Registrant's  financial  statements  for the period  ended June 30,  1997,and is qualified  in its  entirety by  reference  to such  financial  statements.  This exhibit  shall not be deemed filed for purposes of Section 11 of the  Securities
Act of 1933 and Section 18 of the Securities  Exchange Act of 1994, or otherwise subject to the liability of such Sections,  nor shall it be deemed a part of any other  filing which  incorporates  this report by  reference,  unless such other filing expressly incorporates this Exhibit by reference.
</LEGEND>
<MULTIPLIER>                   1,000
<CURRENCY>                     U.S. Dollars

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                             SEP-30-1997
<PERIOD-START>                                OCT-01-1996
<PERIOD-END>                                  JUN-30-1997
<EXCHANGE-RATE>                                         1
<CASH>                                             49,275
<SECURITIES>                                            0
<RECEIVABLES>                                      16,631
<ALLOWANCES>                                          936
<INVENTORY>                                        15,450
<CURRENT-ASSETS>                                   87,914
<PP&E>                                             18,917
<DEPRECIATION>                                      5,559
<TOTAL-ASSETS>                                    135,538
<CURRENT-LIABILITIES>                              25,839
<BONDS>                                            22,048
<PREFERRED-MANDATORY>                                   0
<PREFERRED>                                             0
<COMMON>                                              155
<OTHER-SE>                                         74,513
<TOTAL-LIABILITY-AND-EQUITY>                      135,538
<SALES>                                            83,109
<TOTAL-REVENUES>                                   83,109
<CGS>                                              51,249
<TOTAL-COSTS>                                      51,249
<OTHER-EXPENSES>                                   22,085
<LOSS-PROVISION>                                        0
<INTEREST-EXPENSE>                                  1,269
<INCOME-PRETAX>                                     8,505
<INCOME-TAX>                                        3,402
<INCOME-CONTINUING>                                 5,103
<DISCONTINUED>                                          0
<EXTRAORDINARY>                                         0
<CHANGES>                                               0
<NET-INCOME>                                        5,103
<EPS-PRIMARY>                                        0.36
<EPS-DILUTED>                                        0.36


